Exhibit 99.1

Janux Therapeutics Reports First Quarter 2026 Financial Results and Business Highlights

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JANX007 continues to enroll in its Phase 1b taxane-naïve patient population, including combination cohorts with darolutamide
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Initiated clinical evaluation of JANX014, a double-masked PSMA-TRACTr candidate
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JANX011 Phase 1 study ongoing in healthy volunteers
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Discontinued development of JANX008 following completion of Phase 1a
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Achieved development candidate nomination under Bristol Myers Squibb collaboration, triggering milestone payment
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Strong cash position supporting continued pipeline execution

SAN DIEGO, MAY 7, 2026 – Janux Therapeutics, Inc. (Nasdaq: JANX) (Janux), a clinical-stage biopharmaceutical company developing a broad pipeline of novel immunotherapies, today reported financial results for the quarter ended March 31, 2026, and provided a business update.

“Our commitment to advancing a prostate cancer franchise is demonstrated by our continued progress with JANX007, clinical initiation of JANX014, and advancement of JANX013 toward the clinic,” said David Campbell, Ph.D., President and CEO of Janux. “Our ongoing clinical study with JANX011 has been designed to support our emerging autoimmune disease opportunity.”

BUSINESS HIGHLIGHTS AND RECENT DEVELOPMENTS:

Clinical & Pipeline Progress

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JANX007 (PSMA-TRACTr) continues to enroll in its Phase 1b trial in metastatic castration-resistant prostate cancer (mCRPC), with ongoing dose optimization and expansion in taxane-naïve patients.
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An expansion cohort evaluating JANX007 in combination with darolutamide, an androgen receptor pathway inhibitor, is actively enrolling in taxane-naïve mCRPC.
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JANX014 (PSMA-TRACTr), a double masked tumor-activated T cell engager, has initiated clinical evaluation.
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Following the completion of the Phase 1a portion of the study and internal review of the data, the Company has discontinued further clinical development of JANX008 (EGFR-TRACTr) and is prioritizing resources toward other pipeline opportunities.
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JANX011 (CD19-ARM) is actively enrolling in its Phase 1 clinical trial in healthy volunteers.
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The Company continues to advance additional TRACTr, TRACIr and ARM programs for potential future development.

Strategic Collaborations

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Janux announced a collaboration and exclusive worldwide license agreement with Bristol Myers Squibb to develop a novel tumor-activated therapeutic targeting a validated solid tumor antigen, utilizing Janux’s TRACTr platform.
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Recently announced development candidate nomination, triggering a $35 million milestone payment.

Corporate & Leadership

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Janux announced the appointment of William Go, M.D., Ph.D. as Chief Medical Officer, supporting the Company’s continued clinical advancement as additional programs enter the clinic in 2026.

Upcoming Milestones

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Janux expects to provide additional clinical data for JANX007 at a future medical congress in the first half of 2027.
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Janux plans to announce an initial clinical update from the Phase 1 study of JANX011 in healthy volunteers in the second half of 2026.
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Janux plans to initiate clinical development of JANX013, a PSMA-targeted CD28 costimulatory TRACIr, in the second half of 2026.

FIRST QUARTER 2026 FINANCIAL RESULTS:

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Cash and cash equivalents and short-term investments: As of March 31, 2026, Janux reported cash and cash equivalents and short-term investments of $956.4 million, compared to $966.6 million on December 31, 2025.
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Research and development expenses: Research and development expenses were $26.8 million for the quarter ended March 31, 2026, compared to $25.1 million for the comparable period in 2025. The change was primarily driven by manufacturing.
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General and administrative expenses: General and administrative expenses were $11.1 million for the quarter ended March 31, 2026, compared to $9.8 million for the comparable period in 2025.
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Net loss: Net loss was $24.4 million for the quarter ended March 31, 2026, compared to $23.5 million for the comparable period in 2025.

About Janux Therapeutics

Janux is a clinical-stage biopharmaceutical company developing a broad pipeline of novel immunotherapies by applying its proprietary technology to its Tumor Activated T Cell Engager (TRACTr), Tumor Activated Immunomodulator (TRACIr), and Adaptive Immune Response Modulator (ARM) platforms.

Janux’s lead clinical candidate, JANX007, is a PSMA-targeted TRACTr being investigated in a Phase 1 clinical trial in patients with metastatic castration-resistant prostate cancer (mCRPC). The Company is also advancing additional PSMA-targeted programs, including JANX014, a double-masked PSMA TRACTr being evaluated in a Phase 1 clinical trial, and JANX013, a CD28 co-stimulatory TRACIr designed for combination with JANX007.

Beyond its prostate cancer programs, Janux’s pipeline includes JANX011, a CD19-targeted ARM being evaluated in a Phase 1 clinical trial in healthy adult volunteers for potential treatment of autoimmune diseases. Janux continues to generate additional TRACTr, TRACIr, and ARM programs for potential future development.

For more information, please visit www.januxrx.com and follow us on LinkedIn.

Forward-Looking Statements

This news release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include statements regarding, among other things, Janux’s ability to bring new treatments to cancer patients in need, expectations regarding the timing, scope and results of Janux’s development activities, including its ongoing and planned preclinical studies and clinical trials, and the potential benefits of Janux’s product candidates and platform technologies, expectations regarding the use of Janux’s platform technologies to generate novel product candidates and the strength of Janux’s balance sheet and the adequacy of cash on hand. Factors that may cause actual results to differ materially include the risk that interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and as more patient data becomes available, including the risk that unconfirmed responses may not ultimately result in confirmed responses to treatment after follow-up evaluations, the risk that compounds that appear promising in early research do not demonstrate safety and/or efficacy in later preclinical studies or clinical trials, the risk that Janux may not obtain approval to market its product candidates, uncertainties associated with performing clinical trials, regulatory filings and applications, risks associated with reliance on third parties to successfully conduct clinical trials, the risks associated with reliance on outside financing to meet capital requirements, and other risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “promise,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties Janux faces, please refer to Janux’s periodic and other filings with the Securities and Exchange Commission, which are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and Janux assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Janux Therapeutics, Inc.

Condensed Balance Sheets

(in thousands)

	March 31, 2026	December 31, 2025
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$51,828	$52,334
Accounts receivable, net	35,000	—
Short-term investments	904,558	914,233
Prepaid expenses and other current assets	10,663	9,320
Total current assets	1,002,049	975,887
Restricted cash	816	816
Property and equipment, net	3,546	3,852
Operating lease right-of-use assets	17,870	18,402
Other long-term assets	3,944	2,608
Total assets	$1,028,225	$1,001,565

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,376	$4,971
Accrued expenses	15,476	17,633
Current portion of deferred revenue	37,591	—
Current portion of operating lease liabilities	2,472	2,393
Total current liabilities	58,915	24,997
Deferred revenue, net of current portion	8,676	—
Operating lease liabilities, net of current portion	19,099	19,746
Total liabilities	86,690	44,743
Total stockholders’ equity	941,535	956,822
Total liabilities and stockholders’ equity	$1,028,225	$1,001,565

Janux Therapeutics, Inc.

Unaudited Condensed Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2026	2025
Collaboration revenue	$3,733	$—
Operating expenses:
Research and development	26,813	25,055
General and administrative	11,133	9,842
Total operating expenses	37,946	34,897
Loss from operations	(34,213)	(34,897)
Total other income	9,852	11,389
Net loss	$(24,361)	$(23,508)
Other comprehensive gain (loss):
Unrealized gain (loss) on available-for-sale securities, net	(3,740)	1,593
Comprehensive loss	$(28,101)	$(21,915)
Net loss per common share, basic and diluted	$(0.39)	$(0.38)
Weighted-average shares of common stock outstanding, basic and diluted	62,665,717	61,791,721

Contacts

Investors:

Chad Rubin

Endurance Advisors

crubin@enduranceadvisors.com

646.319.3261

Media:

Jessica Yingling, Ph.D.

Little Dog Communications Inc.

jessica@litldog.com

858.344.8091